                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints HAROLD A. WAGNER or GERALD A. WHITE or JAMES H. AGGER, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign Form 10-K Annual Report for the fiscal year ended September 30, 1994 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.


            SIGNATURE                       TITLE                                        DATE
  /s/ Harold A. Wagner                 Director and Chairman of the                   November 17, 1994
- - - - --------------------------------       Board (Principal Executive Officer)
      Harold A. Wagner



  /s/ Dexter F. Baker                  Director                                       November 17, 1994
- - - - ---------------------------------
      Dexter F. Baker



  /s/ Tom H. Barrett                   Director                                       November 17, 1994
- - - - ---------------------------------
      Tom H. Barrett



  /s/ L. Paul Bremer, III              Director                                       November 17, 1994
- - - - ----------------------------------
      L. Paul Bremer, III



  /s/ Will M. Caldwell                 Director                                       November 17, 1994
- - - - ----------------------------------
      Will M. Caldwell

  /s/ Robert Cizik                     Director                                       Novmeber 17, 1994
- - - - ----------------------------------
      Robert Cizik



  /s/ Ruth M. Davis                    Director                                       November 17, 1994
- - - - ----------------------------------
      Ruth M. Davis



  /s/ Robert F. Dee                    Director                                       November 17, 1994
- - - - ----------------------------------
      Robert F. Dee



  /s/ Terry R. Lautenbach              Director                                       November 17, 1994
- - - - --------------------------------
      Terry R. Lautenbach



  /s/ Walter F. Raab                   Director                                       November 17, 1994
- - - - ---------------------------------
      Walter F. Raab



  /s/ Judith Rodin                     Director                                       November 17, 1994
- - - - ----------------------------------
      Judith Rodin



  /s/ Takeo Shiina                     Director                                       November 17, 1994
- - - - ----------------------------------
      Takeo Shiina



  /s/ Lawrason D. Thomas               Director                                       November 17, 1994
- - - - ----------------------------
      Lawrason D. Thomas